UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2021

INTERPACE Biosciences, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.08. Shareholder Director Nominations.

Interpace Biosciences, Inc.’s (the “Company”) 2020 annual meeting (the “2020 Annual Meeting”) was held in a virtual format via the internet on July 9, 2020. The Company’s Board of Directors has established November 8, 2021 as the date of the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). In light of continuing concerns regarding Coronavirus (COVID-19), for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the 2021 Annual Meeting will again be held in a virtual format only, via the Internet, with no physical in-person meeting. Because the date of the 2021 Annual Meeting has changed by more than 30 days from the anniversary date of the 2020 Annual Meeting, the Company is informing stockholders of such change. The Amended and Restated Bylaws of the Company provide that if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting (July 9, 2020), advance written notice of stockholder-proposed business intended to be brought before an annual meeting of stockholders must be received by the Secretary of the Company not later than the 90th day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. A new deadline has therefore been set for submission of proposals by stockholders intended to be included in the Company’s proxy statement for the 2021 Annual Meeting. In order for a proposal to be considered timely, it must be received by the Company on or prior to 5:00 p.m. on August 16, 2021. Any proposal received after such date will be considered untimely. Proponents are advised to submit their proposals by certified mail, return receipt requested, addressed to the Company’s Secretary at the Company’s principal executive offices at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054. Only proposals and nominations meeting the requirements of applicable U.S. Securities and Exchange Commission rules will be considered for inclusion in the Company’s proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: August 6, 2021